UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                               FORM 8-K



                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  September 30, 1996



                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

The Company's open market stock repurchase plan for the period of July 1, 1996 through September 30, 1996, concluded on September 30, 1996, pursuant to the conditions of the plan, dated June 6, 1996. Results of the stock repurchase plan will be detailed in the Company's 10Q Quarterly Report for the quarter ending September 30, 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  T.L. KIRCHNER

By: T.L. Kirchner
President
Date: October 4, 1996